UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2007

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6725 Mesa Ridge Road, Suite 100, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 18, 2007, the Board of Directors of Adventrx Pharmaceuticals, Inc. (the "Company") adopted a new Code of Business Conduct and Ethics for the Company (the "New Code") that replaces the Company's previous Code of Business Conduct and Ethics in its entirety. The New Code provides more detailed and comprehensive standards for the Company's directors, officers and employees. The New Code is attached hereto as Exhibit 14.1 and is available on the Company's website under "Investors - Corporate Governance" at www.adventrx.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

14.1 Adventrx Pharmaceuticals, Inc. Code of Business Conduct and Ethics

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

January 22, 2007	By:	Evan M. Levine

Name: Evan M. Levine
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

14.1	Adventrx Pharmaceuticals, Inc. Code of Business Conduct and Ethics